                                                               EXHIBIT 10(k)

                             ASSIGNMENT OF CLAIM

        THIS ASSIGNMENT ("ASSIGNMENT") is made effective as of March 3, 1997, by Kenneth K. Rieth ("Rieth"), Arlene Rieth Morris ("Morris"), Riviera Holding Company, a Michigan corporation ("Holding") and Riviera Tool Company, a Michigan corporation, successor by merger to the interests of Riviera Die & Tool, Inc. ("Riviera", and together with Rieth, Morris and Holding, collectively "Assignors"), in favor of NBD Bank whose address is 701 Woodward Avenue, Detroit, Michigan 48226 ("Assignee").

                                   RECITALS

        A. New Leap Corporation, Leap Technologies, Inc. and Riviera Plastic Company ("Debtors") are currently indebted to Assignee in the amount of $1,964,642.54 plus interest accruing from and after February 26, 1997 together with all costs and expenses (including attorney fees), and all other present and future obligations of Debtors to Assignee, direct or indirect, of every kind or nature (the "New Leap Obligations").

        B. To secure the New Leap Obligations, Rieth pledged 100% of the stock of Holdings and Holdings pledged 50% of the stock of Riviera (the "Pledges").

        C. Riviera has advised NBD that it intends to make an Initial Public Offering of approximately 1,100,000 shares of the stock of Riviera (the "IPO") to substantially improve the capital structure of Riviera. In addition, Riviera has received a commitment from LaSalle National Bank ("LaSalle") to provide certain financing to replace the current financing provided by Assignee to Riviera which, together with the proceeds of the IPO, will be used to pay all of Riviera's obligations to Assignee in full.

        D. Rieth, Morris, Holding and Riviera have represented to Assignee that the IPO and refinancing by LaSalle are in the best interest of Assignors and that Assignee must release the Pledges for the IPO to proceed and the replacement financing from LaSalle to close.

        E. In consideration for Assignee's release of the Pledges, Assignors have, among other things, proposed to assign all of their right, title and interest in and to all proceeds of the Claim (as hereinafter defined) against Durametallic Corporation, Fred H. Borsini and Herbert Keeler.

        F. Assignors represent and warrant to Assignee that they will receive direct and substantial economic benefit from the IPO, the refinancing by LaSalle, the release of the Pledges and the execution of a certain Settlement and Forbearance Agreement dated February 26, 1997 among Rieth, Holding and Assignee (the "Forbearance Agreement").

        G. As a result of this Assignment, the Claim will secure the obligations of Rieth under the Forbearance Agreement, the Rieth Note and the Rieth Guaranty (as defined in the Forbearance Agreement) and related documents executed in connection with the Forbearance Agreement.

     Based on the foregoing recitals (which are incorporated in this Agreement and shall constitute representations, warranties and covenants of the Assignors), and for other good and valuable considerations, the parties hereto agree as follows:


                                   AGREEMENT

1. Assignment. Assignors, jointly and severally, hereby assign and grant Assignee a continuing security interest in all of each Assignors right, title and interest in and to all proceeds (including, but not limited to, a money judgment or other monetary award and other tangible property) of any and all claims, whether now existing or hereafter arising, that any of them may have against Durametallic Corporation, Fred H. Borsini and Herbert Keeler including, but not limited to, any proceeds pursuant to settlement, judgement or otherwise resulting from Kent County Circuit Court Case No. 94-2809-CZ, Kenneth K. Rieth, Arlene Morris, Riviera Holding Company and Riviera Die & Tool, Inc. (now know as Riviera Tool Company), Durametallic Corporation, Fred H. Borsini and Herbert Keeler (the "Claim"), to secure payment of the Rieth Guaranty and the Rieth Note (as defined in the Forbearance Agreement).

2. Consultation and Consent of Assignee. Assignors have agreed to advise Assignee regarding all offers of settlement or compromise of the Claim. Assignors further agree not to settle and/or compromise the Claim without the prior written consent of Assignee. Assignors will at all times take any and all steps necessary to pursue the Claim to its conclusion, to pay all costs associated with realizing upon the Claim, to provide any and all support, documents information, consultation and testimony necessary to fully and completely pursue the Claim to its conclusion including any post-judgment collection and appellate efforts and to at all times preserve their rights in and to the same and all of the benefits, privileges and distributions related thereto.

3. Additional Documentation. Assignors shall execute and deliver all such documents and agreements and to undertake all acts required by Assignee to achieve the intents and purposes of this Assignment.

4. Additional Representations. Assignors or any one or more of them has not assigned all or any portion of the Claim to any other person or entity and their respective rights in and to the Claim are free and clear of any lien, encumbrance or security interest of any kind or nature. Further, Assignors or any one or more of them shall not assign or pledge or grant any lien, encumbrance or security interest in the Claim to any other person or entity.

5. Reports. Assignors shall provide, or cause to be provided by counsel to Assignors, Assignee with a detailed written report of the status of the Claim on the first day of each month commencing March 1, 1997. Additionally, Assignors shall promptly report any and all pending dates in any litigation related to the Claim and of any material events or occurrences related thereto. Assignee shall be permitted to discuss with and seek written information from Assignors' counsel at any time and Assignors' counsel is hereby authorized to provide any information so requested by Assignee.

6. Payment of Proceeds. Until the Rieth Guaranty is paid, satisfied and/or performed in full, all amounts due or payable to Assignors on the Claim shall be paid to Assignee, net only of the fees to be paid to their counsel Dickinson, Wright, Moon, Van Dusen & Freeman in accordance with the terms of a letter agreement dated June 4, 1994 (the "Dickinson Fees") but not net of the tax consequences of the outcome of such litigation (the "Net Proceeds"). Prior to payment of the Dickinson Fees, Assignors shall provide Assignee with a detailed written breakdown of any proposed payment of the Dickinson Fees for approval. Further, Assignors may not change the Dickinson Fees without the prior written consent of Assignee. Assignee shall have the right to receive any and all Net Proceeds. Additionally, the defendants are authorized, permitted and directed to make any payment of Net Proceeds directly to Assignee.

7. Cumulative Rights. The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of, but in addition to, any other rights and remedies Assignee shall have under this agreement, the Forbearance Agreement or applicable law. No change, amendment, modification, cancellation or discharge hereof, or any party hereto, shall be valid unless consented to in writing by Assignors and Assignee.

8. Continuing Obligations of Assignors. Nothing contained herein shall be construed to bind or obligate Assignee to undertake any direct efforts, incur any costs or take responsibility for enforcement of the Claim or pursuit of the litigation. Assignors agree to remain responsible for and shall take any and all steps necessary to pursue the Claim to its conclusion.

9. Applicable Law. This assignment shall be governed by the laws of Michigan. If any provision of this assignment shall be unenforceable, this assignment shall be enforceable as if such provision was not contained herein. This assignment shall inure to the benefit of and shall be binding upon the respected successors and assigns of the parties hereto.

10. WAIVER OF JURY TRIAL AND BOND; SUBMISSION TO JURISDICTION; AND ACKNOWLEDGEMENT.

        A. ANY JUDICIAL PROCEEDINGS ARISING FROM OR RELATING TO THIS ASSIGNMENT, THE FORBEARANCE AGREEMENT OR ANY OTHER FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE ASSIGNORS AND ASSIGNEE MAY BE BROUGHT BY ASSIGNEE IN A COURT OF COMPETENT JURISDICTION OF THE STATE OF MICHIGAN OR THE UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR AND ASSIGNEE ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION, OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS ASSIGNMENT, THE FORBEARANCE AGREEMENT OR ANY OTHER PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE ASSIGNORS AND ASSIGNEE. EACH ASSIGNOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND

CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO THEM AT THEIR ADDRESS SET FORTH IN THIS ASSIGNMENT. EACH OF THE ASSIGNORS WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND OR SURETY WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ASSIGNEE. NOTHING CONTAINED IN THIS SECTION AFFECTS ASSIGNEE'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS ASSIGNEE'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ONE OR MORE OF THE ASSIGNORS IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ASSIGNOR AGAINST ASSIGNEE INVOLVING, DIRECTLY OR INDIRECTLY, ANY CLAIM OR MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE ASSIGNORS AND ASSIGNEE, MUST BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF MICHIGAN. EACH ASSIGNOR WAIVES ANY OBJECTION TO JURISDICTION OR VENUE OF ANY ACTION INSTITUTED HEREUNDER OR IN CONNECTION HEREWITH AND MAY NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NONCONVENIENS.

        B.      EACH ASSIGNOR ACKNOWLEDGES THAT (1) IT HAS FULLY READ ALL OF
THE AGREEMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF THEIR CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL OR ADVISORS, KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTERS INTO THIS AGREEMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF ITS BUSINESS JUDGMENT, (2) THIS AGREEMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION,
RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE, AND (3) THEY HAVE CAREFULLY
AND COMPLETELY READ ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT AND ARE NOT RELYING ON THE OPINIONS OR ADVICE OF ASSIGNEE OR ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AGREEMENT.

        C. THE ASSIGNORS HERETO ACKNOWLEDGE THAT THEIR RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. EACH ASSIGNOR AND ASSIGNEE HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, THE FORBEARANCE AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE ASSIGNORS AND ASSIGNEE. NO PARTY TO THIS AGREEMENT WILL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELIQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH ASSIGNOR AND ASSIGNEE

AGREE THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

   IN WITNESS WHEREOF, ASSIGNORS HAVE CAUSED THIS ASSIGNMENT TO BE DULY EXECUTED ON THE DAY AND YEAR FIRST ABOVE WRITTEN.


WITNESS                                      RIVIERA HOLDING COMPANY


      [SIG]                                  BY: Kenneth K. Rieth
----------------------                           -----------------------
                                                 Name: Kenneth K. Rieth
      [SIG]                                            -----------------
----------------------                               Title: President
                                                            ------------


WITNESS                                      RIVIERA TOOL COMPANY,
                                             SUCCESSOR BY MERGER TO THE
                                             INTERESTS OF RIVIERA DIE AND
                                             TOOL, INC.
Kenneth K. Rieth
----------------------                       By:          [SIG]
      [SIG]                                      -----------------------
----------------------                           Name: Peter C. Canepa
                                                      ------------------
                                                     Title: CFO
                                                            ------------


WITNESS
      [SIG]                                     Kenneth K. Rieth
----------------------                       -------------------------
      [SIG]                                     Kenneth K. Rieth
----------------------


[Signatures continue on next page]

[Signatures continue from previous page]

WITNESS

Kenneth K. Rieth                                Arlene Rieth Morris
------------------------                       -----------------------------
                                                ARLENE RIETH MORRIS

------------------------